UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported) – April 25, 2006

TRIAD HOSPITALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-14695	75-2816101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway
Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 25, 2006, Triad Hospitals, Inc. issued a press release announcing its financial results for the three months ended March 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 2.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) The Board of Directors of Triad Hospitals, Inc. (the “Company”) has appointed W. Stephen Love as Senior Vice President and Chief Financial Officer of the Company, effective April 26, 2006. Mr. Love, age 54, has served as Senior Vice President and Controller of the Company since May 11, 1999 and as interim Chief Financial Officer of the Company since November 18, 2005. Mr. Love also served as acting Chief Financial Officer of the Company from March 2005 through November 8, 2005. From March 1, 1999 through May 11, 1999, he served as Senior Vice President of Finance/Controller of the Pacific Group of Columbia/HCA Healthcare Corporation, now known as HCA Inc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on April 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ REBECCA HURLEY
Rebecca Hurley
Senior Vice President and General Counsel

Date: April 26, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on April 25, 2006.